                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Inter-Continental Services Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        INTER-CONTINENTAL SERVICES CORPORATION
                        --------------------------------------


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FRIDAY, AUGUST 29, 1997


TO:  The Shareholders of Inter-Continental Services Corporation

    You are hereby notified that the Annual Meeting of Shareholders of Inter-Continental Services Corporation (the "Company") will be held at The Corporate Office, 2183 Fairview Road, Suite 101, Costa Mesa, California 92627, on Friday, August 29, 1997 at 3:00 p.m., Pacific Daylight Time, for the purpose of considering and voting upon the following matters:

    1. To elect as Directors and Officers listed in the Proxy Statement dated July 3, 1997, to hold office until the next annual meeting of the Company's shareholders and until their successors are elected and have qualified; and
    2. To approve expanding the Board of Directors to seven (7) people and require a minimum of two outside members; and
    3.   To redomicile the Corporation to the State of Delaware; and
    4.   To approve increasing the number of authorized shares to 30,000,000;
         and
    5.   To reverse split the Company shares one (1) for two (2); and
    6.   To approve purchase of the assets of the Meyer Group Limited; and
    7. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only those shareholders of record at the close of business on August 19, 1997, shall be entitled to vote at said meeting.

    The enclosed proxy and this proxy statement were first sent or given to the Company's shareholders on or about Tuesday July 15, 1997.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL SHAREHOLDERS' MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE IN THE RETURN ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY PRIOR TO THE MEETING, OR BY ATTENDING THE MEETING PERSONALLY AND VOTING.

By Order of the Board of Directors



Robert N. Meyer
Chairman

Costa Mesa, California

Dated:  July 3, 1997

                        INTER-CONTINENTAL SERVICES CORPORATION
                            ANNUAL MEETING OF SHAREHOLDERS
                                   PROXY STATEMENT
--------------------------------------------------------------------------------


    This Proxy Statement which is first being mailed or given to shareholders on or about July 15, 1997, is provided in conjunction with the solicitation of proxies by the Board of Directors of Inter-Continental Services Corporation (the "Company") for use at the Annual Shareholders' Meeting of the Corporation. The Annual Meeting will be held at Inter-Continental Services Corporation's corporate office, 2183 Fairview Road, Suite 101, Costa Mesa, California 92627, on Friday, August 29, 1997 at 3:00 p.m.

THE PROXY

    The persons named for Directors on the enclosed Proxy Form were selected by the Board of Directors of the Company. No other officer or employee of the Company may be named as proxy.

    Whether or not you expect to attend the Annual Shareholders' Meeting, please mark, date, sign and return your Proxy in the enclosed envelope as promptly as possible to assure representation of your shares. Proxies duly executed and received in time for the meeting will be voted in accordance with shareholders' instruction. If no instructions are given, proxies will be voted for the election of the Officers and Directors nominated.

    The solicitation of proxies on behalf of the Board of Directors is conducted by Directors, Officers and regular employees of the Company at no additional compensation. All expenses in connection with this proxy solicitation will be borne by the Company. Brokers and others involved in handling and forwarding the proxy materials to their customers having beneficial interests in the stock of the Company registered in the names of nominees will be reimbursed for their reasonable expenses in doing so.

VOTING RIGHTS

    The Common Stock of the Company is its only class of voting securities.
The Board of Directors of the Company has fixed the close of business on July 15, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at, the meeting. The transfer books of the Company will not be closed. As of the record date, July 15, 1997, the Company will have issued and outstanding 1,896,572 shares of Common Stock, each of which is entitled to one vote on all matters except that shareholders have cumulative voting rights in the election of Directors and Officers. Proxies duly executed and received in time for the meeting will be voted in accordance with shareholders' instruction. If no instructions are given, proxies will be voted for the election of the Directors and Officers nominated. A majority of the outstanding shares must be represented at the meeting in person or by proxy in order to conduct business at the meeting.

REQUIRED VOTE

    The election of Directors and Officers requires the vote of a majority of the shares of the Company's stock entitled to vote at the meeting.

RIGHT OF REVOCATION

    Any shareholder executing a Proxy for the meeting on the Proxy Form may revoke the Proxy by notification to the Secretary of the Company prior to the meeting or by attending the meeting and voting in person.


        BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE CORPORATION

    The table set out below sets forth the number of shares of Common Stock
(the only class of outstanding equity securities in the Company) as of June 30, 1997 owned by each person known by the Company to own directly, or beneficially, more than five percent (5%) of the outstanding shares of the Company's stock, as well as beneficial ownership of the Common Stock by each Nominee for election as Officer, Director, and by the Directors and Officers of the Corporation as a Group.

NAME AND ADDRESS OF      AMOUNT AND NATURE OF             PERCENTAGE OF
BENEFICIAL OWNERS        BENEFICIAL OWNERSHIP            COMMON VOTING
-----------------        --------------------            --------------

Dr. David C. Ganch (A)      545,666  (1)                   28.77%

James F. Bell (B)           174,672  (2)                    9.21%

Thomas F. Fangrow  (C)      190,020  (3)                   10.02%

None of the Nominees for the Board of Directors, as an individual or a group, currently own more than 5,000 shares of the Company.

(A) Address of beneficial owner is 27 W. 041 Walz Drive, Wheaton, Illinois 60187
(B) Address of beneficial owner is 5700 Broadmoor, Suite 712, Mission Kansas
     66202
(C) Address of beneficial owner is 1995 West 247th Street, Louisburg, Kansas
     66053

Note 1. This includes 108,333 shares held by Dr. Ganch's wife.
Note 2. This includes 70,674 shares held by Mr. Bell's wife.
Note 3. This includes 12,000 shares held by Mr. Fangrow's wife and 33,000 shares held by her as custodian for their child. Does not include 219,400 shares available from conversion of convertible note.

--------------------------------------------------------------------------------

                               BUSINESS OF THE COMPANY

    Since Mr. Meyer's appointment as President and Chairman of the Board of Directors in September 1996, the Company has made substantial improvements to Company operations and financial condition. Appropriate actions were taken to obtain "good standing" in the states in which the Company does business. Proper reporting was completed to get the Company current with filings to regulatory agencies. Operating costs were reduced sufficiently to move the Company from a position of losing money to one of modest profitability. In addition, initial steps were taken to diversify the Company from its dependence on the credit card industry. The stock market recognized these improvements and essentially tripled the stock price. The current management and Directors ask for your support to continue their drive to improve the Company and increase shareholder value.


ITEM 1:            ELECTION OF DIRECTORS

    A Board of five Directors shall be elected at this Annual Meeting of the Company's shareholders. Unless otherwise specified, shares represented by proxies will be voted in favor of the election as Directors of the persons named below.

    Shareholders are entitled to cumulate their votes for the election of Directors. In cumulative voting, each shareholder is entitled to as many votes as shall equal the number of shares of the Company's common stock multiplied by the number of Directors to be elected, and he/she may cast all of his/her votes for a single Director or he/she may distribute them among the Directors to be voted for, as he may so choose. The Directors elected will hold office until the next Annual Meeting of Shareholders and until their successors are elected and have qualified. If any nominee for a Directorship is not a candidate for election at the time of the Annual Meeting, the proxies will be voted for a substitute nominee selected by the Board of Directors, or the number of Directors, reduced accordingly. At the present time, the Board of Directors has no reason to believe that any nominee will be unable to serve or will not be a candidate.

NOMINEE- DIRECTOR            PRINCIPAL OCCUPATION
-----------------            --------------------

Robert N. Meyer              President of the Company
Age 34
Director since 1996

Barry J. Weidenhammer        Vice President and Treasurer of the Company
Age 58

John T. Julian               Sr. Associate with Portcullis Capital Group LLC
Age 51

Alan Rosenfield              Newhall Municipal Court Judge
Age 45

Howard S. Nunn, MD           Medical Director, Medical Imaging Department
Age 48                       Columbia Lea Regional Hospital

Robert N. Meyer - President of Inter-Continental Services Corporation since September 1996. Prior to that, Mr. Meyer was founder and president of Meyer Group Limited (MGL) in Costa Mesa, CA. Mr. Meyer has considerable experience in the telecommunications and securities industries.

Barry J. Weidenhammer - Vice President and Treasurer of Inter-Continental Services Corporation since October 1996. Prior to this position, Mr. Weidenhammer held general management positions with several companies in the aerospace and other technical industries. He is a graduate engineer with an MBA.

John T. Julian - Mr. Julian is a senior associate with Portcullis Capital Group LLC. He has over thirty years experience in management, consulting, investment banking, corporate finance and operations with private, as well as public companies. He is involved with community affairs and is past chairman of Small Business Council and member of the Board of the Chamber of Commerce.

Alan S. Rosenfield - Judge Rosenfield received his AB degree from Grinnell College, Cornell, Iowa in 1973 and his JD degree from Southwestern School of Law, Los Angeles, CA in 1979. Prior to serving as Newhall Municipal Court Judge, he served as Los Angeles District Attorney from 1984 to 1990.

Howard S. Nunn, Jr. - Dr. Nunn is a graduate of Indiana University and the IU Medical School. He spent eight years with the U.S. Army where he completed his residency in radiology. Dr. Nunn has been at the Lea Regional Hospital for the past thirteen years in positions of increasing responsibility.

--------------------------------------------------------------------------------


    The Company's Board of Directors has no standing audit, nominating or compensation committee or committees performing similar functions.


    The Company's Board of Directors does not have a policy of considering nominees to the Board recommended by shareholders.


    The Company's Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although some of its members are not involved with the day-to-day operating details. Members of the Board are kept informed of the Company's business by operating and financial reports made at Board meetings.


    During 1996, the Board of Directors of the Company held one meeting. Of the current list of nominees authorized to attend meetings during 1996, all attended 100% of the meetings.

--------------------------------------------------------------------------------

ITEM 2       EXPAND THE BOARD OF DIRECTORS TO (7) PEOPLE

    As the size and diversity of the Company increases, the complexity and demands on the Board of Directors also increases. Management is convinced that expanding the Board of Directors from 5 members to 7 members will increase the base of knowledge and result in improved direction. In addition, management believes adding a requirement to include a minimum of two outside directors will promote diversity of thinking and provide additional protection for shareholders. Company management is recommending approval of this proposal.

--------------------------------------------------------------------------------


ITEM 3:                            REDOMICILE

    The Company is now registered as a corporation in the state of Missouri. In the view of company management, this is no longer in the best interests of the Company. The Company no longer maintains any operations in Missouri. More significantly, the corporation statutes of Missouri are more restrictive than those of some other states. This is particularly true in some areas related to securities issues that could become a limitation to efforts to expand and diversify the Company.
    Management has reviewed alternatives for a redomicile and is recommending a change to the state of Delaware. The costs for such a change are minimal and shareholder approval will position the Company to better meet business needs for growth and continuing operations.

--------------------------------------------------------------------------------


ITEM 4:          INCREASE THE NUMBER OF AUTHORIZED SHARES

    The Company is currently authorized to issue 3,000,000 shares of stock. As of June 30, 1997, 1,896,572 shares are issued and outstanding. The balance of unissued shares would be a severe limitation in merger and acquisition negotiations.
    Management is recommending an increase in the total number of authorized shares to 30,000,000. These additional shares provide a resource that should enable Company management to negotiate more favorable terms for acquisitions and mergers. Approval does not result in any dilution to the interests of existing shareholders.

--------------------------------------------------------------------------------

ITEM 5:              REVERSE SPLIT EXISTING SHARES

    Trading history in the Company's securities has resulted in the restrictions on trading transactions. All activity is subject to the Securities and Exchange Commission rules for "penny stocks". While this is not a limitation to actual trading, it does require brokers to make certain disclosures and provide extra documentation with each trade. The result is often a limitation on exposure and therefore demand for the stock. Removal of such restrictions is clearly in the best interests of shareholders.

    Company management believes that a shareholder action to reverse split the outstanding shares demonstrates a commitment ot removal of trading restriction Company management is recommending approval of a 2 for 1 reverse split of Company shares. They are convinced that this action, when coupled with other strategic actions, will enable the Company to achieve a lifting of this trading restriction. Approval does not result in any dilution to the interests of existing shareholders.

--------------------------------------------------------------------------------


ITEM 6:      APPROVE THE PURCHASE OF MEYER GROUP LIMITED ASSETS

    The Meyer Group Limited (MGL) is a private investment company formed to accumulate assets as the foundation of a telecommunications company focused toward applications in the medical industry. MGL holdings now include Blue Jay Communications, a telephone company which holds an FCC Section 214 dominant carrier license, Access Medical Systems, a company which developed a unique system for processing medical claims electronically via computer, and several beneficial agreements for telecommunications services.
    Acquisition discussions between Inter-Continental Services Corp. (ICSC) and MGL began in December 1994. Between that time and December 1995 MGL invested approximately $127,000 in ICSC. The money was used to make up for operating losses and to meet debt payment requirements until an agreement could be finalized. MGL did receive 200,000 shares of ICSC stock for this investment.
    In January 1996 a major MGL shareholder paid $300,000 to the investment banker involved in the negotiations. This was the first installment of a $550,000 total investment intended to purchase the stock and notes payable of ICSC's two principal shareholders. A second installment of $200,000 was made in April 1996, and a final $50,000 payment in September. Following this last payment, the existing Chairman of ICSC's Board of Directors and President resigned and appointed Mr. Robert Meyer to these positions pending election of new directors at the next shareholder meeting.
    Since Mr. Meyer's appointment, MGL has continued to make substantial investment in ICSC to maintain and improve its operation. An additional $330,000, plus a lot of hard work from the company's new management team, has substantially improved the performance and status of the company. Since Mr. Meyer's appointment, the All State Credit operation has paid its past due bills and cut costs to become profitable. The corporate filings with the SEC were brought up to date and trading restrictions on the stock were lifted.
    Other achievements are even more significant to the company's future. The new management team has used its knowledge and experience in the telecommunications industry to negotiate agreements that should result in substantial new revenue for the company and greatly reduce the company's dependence on a few credit card companies. The company has been awarded one of a very few agency agreements to sell GE Capital Communications products. This provides a special opportunity to sell a highly respected, first tier quality, long distance telephone service at very competitive pricing anywhere in the country. We are actively recruiting agents to sell this service. In addition, the company has signed agreements with several carriers and resellers to provide wholesale long distance services.
    These agreements when coupled with the services available from MGL will position the company to profit from the rapidly expanding telecommunications industry. Recent deregulation of the industry has created opportunities for companies that can effectively serve niche areas of the market. Your management team is convinced that providing telecommunication services to the medical industry is just such a niche and that our new agreements and the purchase of MGL's assets provide an effective foundation for pursuit of this select business.
    MGL was founded with the goal of gaining a dominant position in providing telecommunications services to small and medium sized medical practices. MGL acquired two companies in pursuit of this goal. The first was Blue Jay Communications, a telephone company which holds an FCC Section 214 Dominant Carrier License. These licenses were awarded to a very limited number of telephone companies following the national deregulation of long distance telephone service in 1984. The license enables the holder to gain approval for providing long distance service on a nationwide basis at substantially reduced costs. Control of the costs of telecommunications is considered a key success factor for long term success in the business.
    The other business acquired by MGL was Access Medical Systems (AMS). AMS is a company which developed a Windows-TM- based software package that enables doctors to process insurance claims electronically rather than using paper forms. The savings potential for the doctor and the entire industry is enormous. The largest insurer, Medicare, now requires that claims be filed electronically and other insurers are offering incentives for electronic claims filings. Given the pressure on the industry to reduce costs, electronic claims processing and the entire arena of electronic commerce are receiving much attention because of the cost reduction potential. AMS has also negotiated an agreement with GE Capital Communications to provide a special long distance rate for its doctors. This program adds a nationally recognized name to the telecommunications package AMS is providing and makes it much more attractive to doctors.
    In addition to these businesses, MGL has negotiated three significant agreements that benefit the pursuit of medical telecommunications business. One agreement, with Select Management Corp., provides dedicated long distance service at very aggressive rates. Another, with Electronic Translations and Transmissions, provides claims processing communication services at a cost that enables MGL to offer claims processing service at the lowest costs in the industry. Finally, MGL contracted with TMEXUSA to provide direct telephone data service to Mexico City. This agreement enables us to avoid costs encountered by most providers and permits us to sell this high demand service at industry leading pricing.
    Management has recently reached agreement with the shareholders of MGL to purchase their assets and the rights to their contracts in exchange for shares in the company. An outline of the agreement is as follows:
    1.   Purchase Blue Jay Communications assets for a value of $350,000.
    2.   Purchase Access Medical Systems assets for a value of $900,000.
    3.   Assume rights to MGL contracts for a value of $1,440,000.
    4. Retire all obligations for MGL's $330,000 investment in the company. The total value of the purchase is therefore placed at $3,020,000.

    Review of ICSC's historic stock price, the current market price, the 1 for 2 reverse split that is planned, and the discounted value of shares which carry SEC Rule 144 trading restrictions; the negotiated value of new shares issued for the purchase was set at $.55 per share. Consequently, the agreement sets the purchase price for MGL at 5,490,900 shares. The shares will all comply with the trading restrictions required by SEC Rule 144.
    Within 75 days following the purchase, ICSC will engage an independent accounting firm to audit the value of the MGL assets. Should the audit provide a total valuation that deviates by more than 15% from that used in the purchase agreement, an adjustment will be made to the shares issued to reflect the audited value.

    Exhibit "A" attached herein as part of this proxy statement reflects a statement of the companies Balance Sheet and Income Statement at 1997 year end assuming the purchase.
    Company management is convinced this purchase is in the best interests of existing shareholders. It provides badly needed diversification and it positions the company to aggressively pursue opportunities in the dynamic telecommunications market and particularly the rapidly expanding niche in the medical industry. Finally, it substantially increase the size of the business making it more attractive to the investment community and therefore more likely to provide a positive impact on shareholder value. Management therefore recommends positive confirmation of the Meyer Group Limited Asset Purchase Agreement.


REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The following information is set forth with respect to all remuneration paid by the Company during the last fiscal year to each Director and Officer acting in any capacity. There was no individual Officer or Director whose aggregate remuneration exceeded $35,000 .

                               CASH COMPENSATION TABLE


--------------------------------------------------------------------------------

NAME OF INDIVIDUAL         CAPACITIES IN WHICH        CASH          DEFERRED
     OR GROUP                     SERVED          COMPENSATION    COMPENSATION
     --------                     ------          ------------    ------------

James F. Bell           President (until 9/96)      $35,000            $ 0.00

Robert N. Meyer         Consultant (prior to 9/96)  $ 3,300            $ 0.00


REMUNERATION OF DIRECTORS: The Company's Directors receive no compensation for any services provided in their capacity as a Director. No fee is paid for attendance at meetings of the Board.

OPTIONS, WARRANTS OR RIGHTS: On December 31, 1996, no shares of the Company's Common Stock were reserved for issuance under a nonqualified stock option plan.


TRANSACTIONS AND RELATIONS WITH ASSOCIATES AND AFFILIATES OF DIRECTORS:

    During the last fiscal year the Company retained Meyer Group Limited (MGL) to provide consulting services for the company's diversification into telecommunication services. Robert N. Meyer, Company president, is also president of MGL. MGL was paid $3,300 for services in 1996.

    During the last fiscal year, the Company retained the law firm of Carmine Bua as General Counsel.

INDEBTEDNESS TO DIRECTORS, OFFICERS AND ASSOCIATES

    As of December 31, 1996, the Company was indebted to the following related parties:

NAME AND RELATIONSHIP                      AMOUNT OF INDEBTEDNESS

Tom Fangrow - Director                       $109,700


                   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The Company re-engaged Richter and Reda, Certified Public Accountants, to serve as principal accountant effective for the year ended December 31, 1997.

    The Company's Board of Directors does not have a standing audit committee. The Company's Board of Directors once again selected the firm of Weaver & Martin to perform the audit for the current fiscal year. No representatives of either firm are expected to be present at the shareholders' annual meeting.

                                    ANNUAL REPORTS

    A copy of the Annual Report, Form 10-K, as prepared for the Securities and Exchange Commission, outlining the Company's operations for the year ended December 31, 1996 is enclosed with this notice of meeting and is included as reference for financial statements and other related information.

                              SHAREHOLDER PROPOSALS FOR
                        THE 1998 ANNUAL SHAREHOLDERS' MEETING

    Shareholder proposals, if any, for inclusion in the Proxy Statement relating to the 1998 Annual Shareholders' Meeting, must be addressed to and received in the office of the Secretary no later than February 1, 1998.


--------------------------------------------------------------------------------

ITEM 7:            OTHER BUSINESS OF THE MEETING

    Management is not aware of any matters to come before the Annual Meeting other than those stated in this "proxy" statement. However, inasmuch as matters of which Management is not aware may come before the meeting or any adjournment thereof, the proxies confer discretionary authority will respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.
By Order of the Board of Directors
Inter-Continental Services Corporation                            July 15, 1997

                                    EXHIBIT A
                        INTER-CONTINENTAL SERVICES CORP.
                                  BALANCE SHEET
                                    PRO FORMA




                                        DECEMBER 31,1997                           DECEMBER 31,1998
CURRENT ASSETS
     CASH / BANK DEPOSITS               $   10,000.00                              $     30,000.00
     ACCOUNTS RECEIVABLE                   120,000.00                                   330,000.00
     ALLOWANCE-BAD DEBTS                    (5,000.00)                                  (15,000.00)
          TOTAL CURRENT ASSETS                                  $   125,000.00                               $   345,000.00

FIXED ASSETS
     FURNITURE & FIXTURES                   75,000.00                                    90,000.00
     ACCUM. DEPR.- FURN. & FIXT.           (45,000.00)                                   50,000.00
     SOFTWARE & LICENSES                   600,000.00                                   600,000.00
     ACCUM. DEPR.- SOFT. & LIC.                   -                                     (90,000.00)
          TOTAL FIXED ASSETS                                    $   630,000.00                               $   650,000.00

OTHER ASSETS
     CONTRACTS- 12 MONTH PROFIT          2,050,000.00                                 2,450,000.00
     GOODWILL                              330,000.00                                   330,000.00
     ACCUM, DEPR. - GOODWILL                      -                                     (11,000.00)
          TOTAL OTHER ASSETS                                    $ 2,380,000.00                               $ 2,769,000.00

          TOTAL ASSETS                                          $ 3,135,000.00                               $ 3,764,000.00


CURRENT LIABILITIES
     ACCOUNTS PAYABLE                   $  115,000.00                              $    330,000.00
     ACCRUED PAYROLL & P/R TAXES            30,000.00                                    65,000.00
     NOTES PAYABLE                          25,000.00                                    25,000.00
          TOTAL CURRENT LIABILITIES                             $   170,000.00                               $   420,000.00

SHAREHOLDER EQUITY
     COMMON STOCK                        5,334,000.00                                 5,213,000.00
     CONTRIBUTED CAPITAL                    63,000.00                                    63,000.00
     ACCUMULATED DEFICIT                (2,270,000.00)                               (1,770,000.00)
     TREASURY STOCK                       (162,000.00)                                 (162,000.00)
          TOTAL SHAREHOLDER EQUITY                              $ 2,965,000.00                               $ 3,344,000.00

          TOTAL LIABILITIES & EQUITY                            $ 3,135,000.00                               $ 3,764,000.00

                                    EXHIBIT A
                        INTER-CONTINENTAL SERVICES CORP.
                                INCOME STATEMENT
                                    PRO FORMA



                                   DECEMBER 1997                           DECEMBER 1998
REVENUE
    COLLECTIONS                    $   15,000.00                          $    20,000.00
    MEDICAL COMMUNICATIONS             48,000.00                              200,000.00
    WHOLESALE COMMUNICATIONS          375,000.00                            1,200,000.00
          TOTAL REVENUE                                $  438,000.00                         $  1,420,000.00

COST OF SALES
    COMMISSIONS                        48,000.00                              160,000.00
    NETWORK COSTS                     300,000.00                              960,000.00
          TOTAL COST OF SALES                          $  348,000.00                          $ 1,120,000.00

          GROSS PROFIT                                 $   90,000.00                          $   300,000.00

OPERATING EXPENSES
    SALES AND MARKETING                25,000.00                               60,000.00
     OPERATIONS                        36,000.00                               75,000.00
     GENERAL & ADMINISTRATION          30,000.00                               48,000.00
          TOTAL OPERATING EXPENSES                     $   91,000.00                          $   183,000.00

INCOME BEFORE INTEREST AND TAXES                       $   (1,000.00)                         $   117,000.00

     INTEREST                               -                                       -
     TAXES                                  -                                       -

NET INCOME (LOSS)                                      $   (1,000.00)                         $   117,000.00

                        INTER-CONTINENTAL SERVICES CORPORATION
                                      PROXY FORM

                           PLEASE SIGN AND RETURN THIS FORM


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned (jointly or severally, if more than one) hereby make, constitute, and appoint Robert N. Meyer as Proxy for the purpose of voting my shares at the annual meeting of shareholders on August 29, 1997.

                                                                YES  (   )

THE FOLLOWING PROPOSALS NEED BE INITIALED ONLY IF MR. MEYER IS NOT APPOINTED ATTORNEY FOR THE PURPOSE OF VOTING THESE SHARES AT THE MEETING ON AUGUST 29, 1997.

On Proposal  #1 Election of Directors            NO  (    )     YES  (    )
                                          (please initial the appropriate box)

On Proposal  #2 Expand Board to Seven            NO  (    )     YES  (    )
Members                                   (please initial the appropriate box)

On Proposal  #3 Redomicile to Delaware           NO  (    )     YES  (    )
                                          (please initial the appropriate box)

On Proposal  #4 Increase Authorized Shares       NO  (    )     YES  (    )
                                          (please initial the appropriate box)

On Proposal  #5 Reverse Stock Split              NO  (    )     YES (     )
                                          (please initial the appropriate box)

On Proposal  #6 Approve MGL Asset Purchase       NO  (    )     YES (     )
                                          (please initial the appropriate box)

On Proposal  #7 Other Business                   NO  (    )     YES  (    )
                                          (please initial the appropriate box)

This proxy, when properly executed, will be voted as directed by the undersigned shareholders. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

Please sign below. When shares are held by joint tenants, both must sign. If signed by an authorized executive, please provide full title.


-------------------------------------                 ----------------, 1997
           (signature)                                     (date)


-------------------------------------
    (signature if held jointly)
                                       PLEASE SIGN, DATE, AND RETURN THIS
                                       PROXY FORM USING THE ENCLOSED
-------------------------------------  ENVELOPE OR SEND BY FACSIMILE TO
    (print name of shareholder(s))     COLONIAL STOCK TRANSFER AT
                                       801/ 355-6505